                                    AGREEMENT

         This Agreement is made as of July 1, 1997 by and among KII Holding Corp., a Delaware corporation (the "Corporation") and Greystoke Capital Management Limited LDC, a Bahamian international business corporation established as a limited duration company ("Parent"), and Bradley C. Call, Julius E. Hodge, Lawrence R. Smith, John Barriatua, Roland H. Marti, and Arun Kumar (collectively, "Buyers" and individually each a "Buyer") and Louis A. Brown (Louis A. Brown and Buyers are collectively referred to herein as "Management Members").

                                    PREAMBLE

         KII Acquisition Corp. ("KII Acquisition"), a wholly owned subsidiary of the Corporation, Kleinert Industrie Holding AG ("Seller") and Kleinert Industries, Inc. ("Kleinert") have entered into a Stock Purchase Agreement dated May 23, 1997 (the "Purchase Agreement"), pursuant to which KII Acquisition will purchase all of the outstanding stock of Kleinert. In connection therewith, certain of Buyers and KII Acquisition have entered into a binding letter of intent dated as of May 22, 1997 regarding certain of the matters set forth herein (the "Letter of Intent").

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       Purchase and Sale of Stock.

                  (a) Upon the Closing (as hereinafter defined), the Corporation shall issue and sell to Buyers, and Buyers shall purchase from the Corporation, a number of shares of the Corporation's Common Stock, such that immediately following such issuance and all other issuances of the Corporation's Common Stock to occur on the date of Closing, Buyers will hold 19.9% (1,990 shares) of the Corporation's Common Stock. In exchange therefor, Buyers will pay to the Corporation $778,090 ("Buyers' Purchase Price"). Such Common Stock shall be issued to Buyers, and Buyers shall be liable for Buyers' Purchase Price, in the amounts set forth on Schedule 1(a).

                  (b) Upon the Closing, the Corporation shall issue and sell to Parent, and Parent shall purchase from the Corporation, a number of shares of the Corporation's Common Stock, such that immediately following such issuance and all other issuances of the Corporation's Common Stock to occur on the Closing Date, Parent will hold 80.1% (8,010 shares) of the Corporation's Common Stock. In exchange therefor, Parent will pay to the Corporation $3,131,910 ("Parent's Common Stock Purchase Price").

                  (c) Upon the Closing, the Corporation shall issue and sell to Parent and Parent shall purchase from the Corporation 84 shares of the Corporation's Series A Preferred Stock, with a stated value of $10,000 per share (the "Series A Preferred Stock"). In exchange therefor, Parent will pay to the Corporation $840,000 ("Parent's Preferred Stock Purchase Price"). The terms of the Series A Preferred Stock are set forth in a form of Certificate of Serial Designation to be filed with the Secretary of State of Delaware, attached hereto as Exhibit A.

                  (d) The closing of the purchase and sale of the Common Stock and the Series A Preferred Stock to be purchased by Buyers and Parent hereunder (the "Closing") shall occur simultaneously with the Closing under and as defined in the Purchase Agreement, and the obligations of the parties hereunder shall be conditioned upon the occurrence thereof. At the Closing, the Corporation shall deliver to Buyers and Parent, as applicable, certificates evidencing the stock purchased by them hereunder and Buyers and Parent shall deliver Buyers' Purchase Price, Parent's Common Stock Purchase Price and Parent's Preferred Stock Purchase Price, as applicable, in immediately available funds.

                  (e) In the event that Buyers receive additional payments under their respective Management Participation Plan II agreements, each dated as of January 1, 1996, among Seller and Kleinert on the one hand and each Buyer on the other hand, after the date of the Closing, each Buyer whose Common Stock has not been redeemed or is not then subject to an exercised Redemption Right or exercised Put Right pursuant to the terms of this Agreement will contribute all of such awards, less the amount of any income taxes due with respect thereto, to the Corporation in exchange for a number of shares of the Corporation's Series B Redeemable Preferred Stock, with a stated value of $10,000 per share (the "Series B Preferred Stock") equal to the amount of such payments divided by the stated value of the Series B Preferred Stock. The terms of the Series B Preferred Stock are set forth in a form of Certificate of Serial Designation to be filed with the Secretary of State of Delaware, attached hereto as Exhibit B.

         2. Representations of the Corporation. The Corporation represents and warrants to Management Members and Parent as follows:

                  (a) Organization. The Corporation is a corporation duly organized, validly existing and in good standing in the State of Delaware.

                  (b) Authority. The Corporation has the power and authority to own its properties and assets, to conduct its business as presently conducted, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery by the Corporation of this Agreement, the consummation by the Corporation of the transactions contemplated hereby and the performance by the Corporation of its

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         obligations hereunder have been duly and validly authorized by all necessary corporate proceedings on its part.

                  (c) Execution and Binding Effect. This Agreement has been duly and validly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against it in accordance with its terms.

                  (d) No Breach or Default. The execution and delivery by the Corporation of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Corporation of its obligations hereunder in accordance with the terms hereof do not and will not: (i) breach or result in a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) under, require any consent under or give to others any rights of termination, acceleration, suspension, revocation, cancellation or amendment of any contract, agreement, instrument or document to which the Corporation is a party or by which the Corporation or any of its assets or properties is bound; or (ii) breach or otherwise violate any order, writ, judgment, injunction or decree issued by any governmental authority or entity of the United States of America or of any state, county, municipality or other political subdivision.

                  (e) No Violation of Law. The execution and delivery by the Corporation of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Corporation of its obligations hereunder are not prohibited by, and do not and will not subject the Corporation to any fine, penalty or similar sanction under any law, statute, rule, regulations, ordinance, code, order, guideline or directive of any governmental authority or entity of the United States of America or of any state, county, municipality or other political subdivision.

                  (f) No Consent. No consent, authorization, approval, exemption or other action by, and, except for the filing of a Certificate of Serial Designation with the Delaware Secretary of State with respect to the Series A Preferred Stock and the Series B Preferred Stock and the filing of a Form D with the Securities and Exchange Commission and a Notice of Transaction Pursuant to Corporations Code
         Section 25102(f) with the California Commissioner of Securities, no filing, registration or qualification with, any person or governmental authority or entity is or will be necessary in connection with the execution and delivery by the Corporation of this Agreement, the consummation of the transactions contemplated hereby or the performance by the Corporation of its obligations hereunder in accordance with the terms hereof.

                  (g)  Capitalization.  Immediately after the Closing, the

         authorized capitalization and the issued and outstanding shares of the Corporation will be as

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         set forth on Schedule 2(g). Each of the shares of Common Stock and
         Series A Preferred Stock issued hereunder will have been duly and validly authorized and issued, fully paid and non-assessable. Except as set forth on Schedule 2(g) or provided for in this Agreement, there are no outstanding (i) options, warrants, agreements or other rights to acquire any shares of the Corporation's capital stock, (ii) securities or other obligations of the Corporation which are convertible into such shares or (iii) to the knowledge of the Corporation, options, sale agreements, shareholder agreements, pledges, proxies, voting trusts, powers of attorney, or other agreements or instruments which are binding on any shareholder of the Corporation and which relate to the ownership, voting or transfer of such shares.

         3. Representations by Management Members. Management Members represent and warrant to the Corporation as follows:

                  (a) Capacity. Each Management Member has full capacity, power, legal right and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations hereunder.

                  (b) Execution and Binding Effect. This Agreement has been duly and validly executed and delivered by each Management Member and constitutes a legal, valid and binding obligation of each Management Member enforceable against each Management Member in accordance with its terms.

                  (c) No Breach or Default. The execution and delivery by each Management Member of this Agreement, the consummation of the transactions contemplated hereby and the performance by each Management Member of his obligations hereunder do not and will not: (i) breach or result in a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) under, require any consent under or give to others any rights of termination, acceleration, suspension, revocation, cancellation or amendment of any contract, agreement, instrument or document to which such Management Member is a party or by which such Management Member or any of his assets or properties is bound; or (ii) breach or otherwise violate any order, writ, judgment, injunction or decree issued by any governmental authority or entity of the United States of America or of any state, county, municipality or other political subdivision.

                  (c) No Violation of Law. The execution and delivery by each Management Member of this Agreement, the consummation of the transactions contemplated hereby and the performance by each Management

         Member of his obligations hereunder are not prohibited by, and do not and will not subject such Management Member to any fine, penalty or similar sanction under any law, statute, rule, regulations, ordinance, code, order, guideline or directive of any

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         governmental authority or entity of the United States of America or of any state, county, municipality or other political subdivision.

                  (d) No Consent. No consent, authorization, approval, exemption or other action by, and no filing, registration or qualification with, any person or governmental authority or entity is or will be necessary in connection with the execution and delivery by each Management Member of this Agreement, the consummation of the transactions contemplated hereby or the performance by each Management Member of his obligations hereunder.

                  (e) Investment Representations.

                           (i) Each Buyer represents that the Common Stock and
                  Series B Preferred Stock to be purchased by him hereunder is being acquired for his own account for investment purposes and not with a view towards resale or distribution.

                           (ii) Each Buyer represents that: (A) his domicile is
                  located in the State of California; (B) he is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"); (C) he is an executive officer of the Corporation and/or one of its direct or indirect subsidiaries; and (D) he has a pre-existing business relationship with Kleinert and its subsidiaries and the business of the Corporation, has such knowledge and experience in financial and business matters, and regarding the business of the Corporation particularly, as to be capable of evaluating the merits and risks of his investment hereunder and has the ability to bear the economic risks of such investment.

                           (iii) Each Buyer understands that: (A) neither the
                  Common Stock nor the Series B Preferred Stock purchased hereunder has been registered under the Securities Act, the California Corporate Securities Law of 1968, as amended ("California Securities Law"), or any other applicable federal or state securities law; (B) the Corporation will permit transfers of the Common Stock and the Series B Preferred Stock purchased hereunder only: (1) in accordance with this Agreement; and (2) when such securities have been registered under the Securities Act and any other applicable federal or state securities law or when the proposed transfer does not require any such registration and the Corporation has received an opinion of counsel (which opinion and counsel shall be acceptable to the Corporation) to such effect; (C) any transfer made or purportedly made in violation of the foregoing restrictions shall be null and void and the Corporation shall not register or record such attempted transfer in its books and records; and (D) the legends set forth in Section 16 of this Agreement shall be placed on the certificates representing any of the Common Stock and the legends set forth in the Certificate of Designation for the Series B Preferred Stock shall be placed on the certificates representing the Series B Preferred Stock.

                           (iv) Each Buyer further understands and covenants and agrees with the Corporation that:

                                    (A) the Common Stock and the Series B
                           Preferred Stock purchased hereunder constitute "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act;

                                    (B) only the Corporation can register the
                           Common Stock and the Series B Preferred Stock purchased hereunder under the Securities Act and applicable state securities laws, and the Corporation has not made any undertaking to Buyers with respect to such registration, or with respect to compliance with any exemption therefrom;

                                    (C) there are stringent conditions for any
                           Buyer to obtain an exemption for the resale of the Common Stock and/or the Series B Preferred Stock purchased hereunder under the Securities Act, California Securities Law and other state securities laws; and

                                    (D) no Buyer nor anyone acting on Buyer's
                           behalf has paid or will pay any commission or other comparable remuneration to any person in connection with the issuance of the Common Stock or the Series B Preferred Stock purchased hereunder.

         4. Representations of Parent. Parent represents and warrants to the Corporation as follows:

                  (a)  Organization. Parent is an international business

         corporation established as a limited duration company duly organized and validly existing under Bahamian law.

                  (b) Authority. Parent has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery by Parent of this Agreement, the consummation by Parent of the transactions contemplated hereby and the performance by Parent of its obligations hereunder have been duly and validly authorized by all necessary actions on its part.

                  (c) Execution and Binding Effect. This Agreement has been duly and validly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent enforceable against it in accordance with its terms.

                  (d) No Breach or Default. The execution and delivery by Parent of this Agreement, the consummation of the transactions contemplated hereby and the performance by Parent of its obligations hereunder do not and will not: (i) breach or result in a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) under, require any consent under or give to others any rights of termination, acceleration, suspension, revocation, cancellation or amendment of any contract, agreement, instrument or document to which Parent is a party or by which Parent or any of its assets or properties is bound; or (ii) breach or otherwise violate any order, writ, judgment, injunction or decree issued by any governmental authority or entity of the United States of America or of any state, county, municipality or other political subdivision.

                  (e) No Violation of Law. The execution and delivery by Parent of this Agreement, the consummation of the transactions contemplated hereby and the performance by Parent of its obligations hereunder are not prohibited by, and do not and will not subject Parent to any fine, penalty or similar sanction under any law, statute, rule, regulations, ordinance, code, order, guideline or directive of any governmental authority or entity of the United States of America or of any state, county, municipality or other political subdivision.

                  (f) No Consent. No consent, authorization, approval, exemption or other action by, and no filing, registration or qualification with, any person or governmental authority or entity is or will be necessary in connection with the execution and delivery by Parent of this Agreement, the consummation of the transactions contemplated hereby or the performance by Parent of its obligations hereunder.

                  (g)      Investment Representations.


                           (i) Parent represents that the Common Stock and
                  Series A Preferred Stock to be purchased by it hereunder is being acquired for its own account for investment purposes and not with a view towards resale or distribution.

                           (ii) Parent represents that: (A) it is organized
                  under the laws of the Bahamas with its primary place of business located in the Bahamas; (B) it is not a U.S. person (as defined in Rule 902 promulgated under the Securities Act) and it is not purchasing on behalf of, for the account of or for the benefit of a U.S. person; and (C) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment hereunder and has the ability to bear the economic risks of such investment.

                           (iii) Parent understands that: (A) neither the Common
                  Stock nor the Series A Preferred Stock purchased hereunder has been registered under the Securities Act, Bahamian securities laws or any state securities law; (B) the Corporation will permit transfers of the Common Stock and Series A Preferred Stock purchased hereunder only: (1) in accordance with this Agreement; and (2) when such securities have been registered under the Securities Act and any other applicable federal or state securities law, in accordance with the Regulation S promulgated under the Securities Act or when the proposed transfer does not require any such registration and the Corporation has received an opinion of counsel (which opinion and counsel shall be acceptable to the Corporation) to such effect; (C) any transfer made or purportedly made in violation of the foregoing restrictions shall be null and void and the Corporation shall not register or record such attempted transfer in its books and records; and (D) the legends set forth in Section 16 of this Agreement shall be placed on the certificates representing the Common Stock and the legends set forth in the Certificate of Designation for the Series A Preferred Stock shall be placed on the certificates representing the Series A Preferred Stock.

                           (iv) Parent further understands and covenants and agrees with the Corporation that:

                                    (A) the Common Stock and the Series A
                           Preferred Stock purchased hereunder may constitute "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act;


                                    (B) offers and sales of the Common Stock and
                           the Series A Preferred Stock purchased hereunder may be subject to a "restricted period" as defined in Regulation S promulgated under the Securities Act;

                                    (C) only the Corporation can register the
                           Common Stock and the Series A Preferred Stock purchased hereunder under the Securities Act and applicable state securities laws, and the Corporation has not made any undertaking to Parent with respect to such registration, or with respect to compliance with any exemption therefrom;

                                    (D) there are stringent conditions for
                           Parent to obtain an exemption for the resale of the Common Stock and/or the Series A Preferred Stock purchased hereunder under the Securities Act and other state securities laws; and

                                    (E) neither Parent nor anyone acting on
                           Parent's behalf has paid or will pay any commission or other comparable remuneration to any person in connection with the issuance of the

                           Common Stock or the Series A Preferred Stock purchased hereunder.

         5. Stock Appreciation Rights. The Corporation hereby grants to certain Management Members stock appreciation rights ("SARs") as follows:

                  (a) Promotional SARs. The grant of SARs under this Section 5(a) (the "Promotional SARs") shall consist of an aggregate of 355 SAR Credits, the actual number of SARs outstanding at any time being determined in accordance with Section 5(e) hereof. The SAR Credits relating to the Promotional SARs shall be allocated among those certain Management Members (and others) as identified on and in the numbers set forth on Schedule 5(a) hereto. Each Management Member's Promotional SARs and all SAR Credits relating thereto shall, subject to Section 5(d) hereof, vest as follows: 10% on the first anniversary of the Closing, an additional 22.5% on the second anniversary of the Closing, an additional 22.5% on the third anniversary of the Closing, an additional 22.5% on the fourth anniversary of the Closing, and an additional 22.5% on the fifth anniversary of the Closing. In the event of a sale of all or substantially all of the assets of the Corporation on a consolidated basis with its direct and indirect subsidiaries, all of the Promotional SARs and all SAR Credits relating thereto granted hereunder, which have not been terminated pursuant to Section 5(d), shall immediately vest.

                  (b) Incentive SARs. The grant of SARs under this Section 5(b) (the "Incentive SARs") shall consist of an aggregate of 1,065 SAR Credits, the actual number of SARs outstanding at any time being determined in accordance with Section 5(e) hereof. The SAR Credits relating to the Incentive SARs shall be allocated among those certain Management Members (and others) identified on and in the numbers set forth on Schedule 5(b) hereto. The Incentive SARs and all SAR Credits relating thereto shall, subject to Section 5(d), vest as follows:

         As to the applicable Management Member, the determination as to whether Incentive SARs and SAR Credits relating thereto have vested shall be measured upon (and shall vest as of) the first to occur of any of the following (a "Measurement Date"):

                           (i) the date of an exercise of a Redemption
                  Right under Section 7(a)(vi) hereof or a Put Right under
                  Section 8(a)(v) hereof;

                           (ii) the date of the occurrence of an event giving
                  rise to any Redemption Right other than under Section 7(a)(vi) hereof or a Put Right other than under Section 8(a)(v) hereof;

                           (iii) the date of consummation of a sale of all or
                  substantially all of the assets of the Corporation on a consolidated basis with its direct and indirect subsidiaries; or

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                           (iv) immediately following the end of the fiscal year
                  ending December 31, 2002.

         In the case of a Measurement Date arising under clauses (i), (ii) or
         (iii) above, if more than 85% of each Annual EBITDA Target (as hereinafter defined) for each fiscal year ending prior to the Measurement Date has been achieved or in the case of a Measurement Date arising under clause (iv) above, if more than 85% of the Annual EBITDA Targets for four of the five fiscal years ending prior to the Measurement Date have been achieved and the Cumulative EBITDA Target (as hereinafter defined) for the fiscal year ending prior to the Measurement Date has been achieved, the percentage of Incentive SARs and SAR Credits corresponding to the achievement of such Cumulative EBITDA Target held by such Management Member shall become vested (the "Measurement Test"); provided, however, that, in the case of any Measurement Date occurring pursuant to clause (iv) above, even if the Cumulative EBITDA Target was not achieved, if more than 85% of the Annual EBITDA Targets for four of the five fiscal years were achieved and if more than 90% of the Cumulative EBITDA Target was achieved, then

         50% of the Incentive SARs and SAR Credits which would have become vested in such Management Member if the Cumulative EBITDA Target had been met shall become vested.

         All Incentive SARs and SAR Credits not vested as of December 31, 2002 shall immediately terminate. In the event of a sale of all or substantially all of the assets of the Corporation on a consolidated basis with its direct and indirect subsidiaries, Incentive SARs and SAR Credits not vested as of the date of consummation thereof shall immediately terminate.

         As used herein, the applicable "Cumulative EBITDA Targets" and the corresponding percentage of Incentive SARs and SAR Credits to become vested if the Measurement Test is met as of the Measurement Date shall be:

                  20% if EBITDA (as hereinafter defined) for the fiscal year ended December 31, 1998 is greater than $6,652,000;

                  40% if EBITDA for the fiscal years ended December 31, 1998 and December 31, 1999 is in the aggregate greater than $14,150,000;

                  60% if EBITDA for the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000 is in the aggregate greater than $22,578,000;

                  80% if EBITDA for the fiscal years ended December 31, 1998, December 31, 1999, December 31, 2000 and December 31, 2001 is in the aggregate greater than $32,030,000;

                  100% if EBITDA for the fiscal years ended December 31, 1998, December 31, 1999, December 31, 2000, December 31, 2001 and December 31, 2002 is in the aggregate greater than $42,321,000.

         As used herein:

                  The 1998 Annual EBITDA Target is achieved if EBITDA for the fiscal year ended December 31, 1998 is greater than $6,652,000;

                  The 1999 Annual EBITDA Target is achieved if EBITDA for the fiscal year ended December 31, 1999 is greater than $7,498,000;

                  The 2000 Annual EBITDA Target is achieved if EBITDA for the fiscal year ended December 31, 2000 is greater than $8,428,000;

                  The 2001 Annual EBITDA Target is achieved if EBITDA for the fiscal year ended December 31, 2001 is greater than $9,452,000;

                  The 2002 Annual EBITDA Target is achieved if EBITDA for the fiscal year ended December 31, 2002 is greater than $10,291,000.

         The Cumulative EBITDA Targets and the Annual EBITDA Targets set forth above may be adjusted by the Board of Directors of the Corporation in its sole discretion to take into account business acquisitions and dispositions, accounting policy changes and other material changes in circumstances.

         As used throughout this Agreement, "EBITDA" shall mean, for any period, determined for KII Acquisition and its direct and indirect subsidiaries on a consolidated basis in conformity with generally accepted accounting principles consistently applied (i) the sum of the amounts for such period of (A) net income (i.e., the net earnings or loss after taxes), (B) depreciation and amortization expense, (C) interest expense, and (D) federal, state, local and foreign income taxes, minus
         (ii) extraordinary gains, (iii) all as adjusted for (W) the management fees (exclusive of expenses) paid to Mentmore Holdings Corporation ("Mentmore"), (X) the investment banking fee to be paid to Mentmore upon the Closing, (Y) inventory adjustment pursuant to APB 16, and (Z) any adjustment of inventory pursuant to Section 9.2 of the Purchase Agreement but only to the extent that same results in an offset of the amounts due under the note payable to Seller pursuant to Section 9.1 of the Purchase Agreement, all such adjustments in clauses (W), (X), (Y) and (Z) to be made if and only to the extent such items impact EBITDA. The Board of Directors may, in its sole discretion, consider other appropriate adjustments to EBITDA.

                  (c) Voting Rights. SARs granted hereunder have no voting rights.


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



                  (d) Non-transferability and Termination. Management Members shall not sell, assign, give, transfer, pledge, encumber, exchange or in any manner dispose of, voluntarily or involuntarily, by operation of law or otherwise (collectively, "Transfer") any legal or beneficial interest in any SAR Credits or SARs granted hereunder and such SAR Credits and SARs shall immediately terminate and divest on any Transfer or attempted Transfer. In the event of a termination of a Management Member's employment for any reason, whether voluntarily or involuntarily, such Management Member's unvested SAR Credits and SARs shall immediately terminate and, prior to the fifth anniversary of the Closing, upon a voluntary resignation by a Management Member of his employment prior to Scheduled Retirement (as defined in Section 8(a)(iv)), a termination of a Management Member's employment for Cause (as defined in Section 8(a)(iii) of this Agreement), or the occurrence of any event described in Section 7(a)(iii) of this Agreement, such Management Member shall, in addition, be divested of his vested SAR Credits and SARs and such vested SAR Credits and SARs shall immediately terminate; provided, however that a transfer of employment between or among the Corporation and its direct and indirect subsidiaries shall be considered as continuing employment and shall not be considered termination of employment for purposes hereof. In the event that the stock of the Corporation's direct or indirect subsidiaries by which a Management Member is employed is sold or transferred to a third party, such Management Member's unvested SAR Credits and SARs shall immediately terminate. Furthermore, in the event that outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares of stock or securities of the Corporation or another corporation or corporations, whether as a result of a reorganization, recapitalization, reclassification, merger, consolidation or otherwise, the unvested SAR Credits and SARs granted under this Agreement shall immediately terminate.

                  (e) Determination of Outstanding SARs. The number of outstanding vested SARs from time to time shall be determined in accordance with the following formula:

                                      A                     = G
                  ----------------------------------------
                  1 - [B/C + (D/.199 x E/F(.1))],

                  and

                  G - C = H,

         where

         A= number of outstanding shares of Common Stock held by persons other than Management Members

         B=       number of outstanding shares of Common Stock held by
                  Management Members
         C=       total number of outstanding shares of Common Stock
         D=       B divided by C
         E=       vested SAR Credits, which have not been divested pursuant to
                  Section 5(d) of this Agreement or liquidated pursuant to
                  Section 7 or 8 of this Agreement

         F=       SAR Credits granted under this Agreement (i.e., 1,420)
         G=       number of outstanding shares of Common Stock and vested SARs
         H=       number of outstanding vested SARs

                  (f) Nature of SARs. The parties hereto acknowledge that the SAR Credits and SARs granted hereunder are contractual in nature and do not constitute securities but rather constitute only contractual obligations of the Corporation to pay Management Members certain compensation measured by the value of a security equivalent and that Management Members shall not be entitled to any rights of a stockholder of the Corporation under Delaware law or otherwise with respect to the SAR Credits and SARs.

         6. Restrictions on Transfer. Buyers shall not Transfer or attempt to Transfer any legal or beneficial interest in any Common Stock now owned or hereafter acquired by them, except as otherwise provided in this Agreement.

         7. Redemption. Each Management Member hereby grants to the Corporation the right to cause such Management Member to sell all, but not less than all, of any Common Stock held by him and to cause a liquidation and termination of any vested SARs held by him (which have not been divested pursuant to Section 5(d) of this Agreement) to the Corporation upon the terms and subject to the conditions set forth herein (collectively, a "Redemption Right").

                  (a) Redemption Right. Redemption Rights may be exercised by the Corporation at any time after the occurrence of any of the following:

                           (i)   Death.  Such Management Member's death.

                           (ii) Disability. The disability of such Management Member such that he is, in the opinion of the Corporation, as determined by a resolution of the Board of Directors, physically or mentally incapacitated and thereby rendered incapable of adequately performing the duties of his position with the Corporation or its direct or indirect subsidiary, as applicable, for a period of 120 days ("Disability").

                           (iii) Insolvency, Etc.; Attempted Transfer An
                  involuntary case shall be commenced against such Management Member or such Management Member shall commence a voluntary case or a court shall enter a decree or order for relief in respect of such Management Member under any applicable bankruptcy, insolvency or other law now or hereafter in effect; a decree or order shall be entered for the appointment of a receiver, liquidator, sequestrator, trustee or custodian or other officer having similar powers over such Management Member or all or a substantial part of the assets of such Management Member; a warrant of attachment, execution or similar process against a substantial portion of the assets of such Management Member shall be issued; such Management Member shall make an assignment for the benefit of his creditors; such Management Member has any shares of Common Stock or any right or interest under this Agreement attached or levied upon for payment of his debts; such Management Member is required to transfer any shares of Common Stock or any right or interest under this Agreement by order, judgment or decree of any court or other adjudicatory body for any reason, whether or not related to such Management Member's financial condition; or such Management Member shall Transfer or attempt to Transfer or there shall otherwise occur or purport to occur any Transfer of any legal or beneficial interest in any shares of Common Stock or SAR Credits or SARs, in contravention of Section 5(d) or Section 6 of this Agreement.

                           (iv) Termination of Employment. Termination of such Management Member's employment by such Management Member or by the Corporation or its direct or indirect subsidiary, as applicable, for any reason.

                           (v) Sale of Stock of Subsidiary. The stock of the Corporation's direct or indirect subsidiary by which such Management Member is employed is sold or transferred to a third party.

                           (vi) Five Years. The fifth anniversary of the Closing.

                  (b) Exercise. If the Corporation desires to exercise a Redemption Right, it shall give notice to the applicable Management Member to such effect and the closing of the purchase by the Corporation of any Common Stock held by him and/or the liquidation and termination of any vested SARs held by him shall occur within 90 days from the date of such notice.

                  (c) Price. The price at which any Common Stock shall be purchased hereunder and/or at which any vested SARs shall be liquidated and terminated hereunder shall be the price set forth in Section 9(a) of this Agreement.

                   (d) Payment. The terms upon which payment shall be made with respect to the purchase of any Common Stock hereunder and/or liquidation and termination of any vested SARs hereunder is set forth in Section 9(b) of this Agreement.

         8. Put. The Corporation hereby grants to each Management Member (and, in the event of his death or disability, such Management Member's duly appointed personal representative) the right to cause the Corporation to purchase all, but not less than all, of any Common Stock held by him and/or to cause the Corporation to liquidate and terminate any vested SARs held by him (which have not been divested pursuant to Section 5(d) of this Agreement) upon the terms and subject to the conditions set forth herein (collectively, a "Put Right").

                  (a) Put Right. Put Rights may be exercised by a Management Member upon the occurrence of the following within the periods specified in Section 8(b):

                           (i)   Death.  Such Management Member's death.

                           (ii)  Disability.  Such Management Member's
                  Disability.

                           (iii) Termination of Employment Without Cause.
                  Termination of such Management Member's employment by the Corporation or its direct or indirect subsidiary, as applicable, Without Cause. As used in this Agreement, "Without Cause" shall mean any termination of such Management Member's employment by the Corporation or its direct or indirect subsidiary, as applicable, other than for Cause (as hereinafter defined) or by reason of such Management Member's death or Disability and a termination shall be for "Cause" if the Corporation or its direct or indirect subsidiary, as applicable, terminates such Management Member's employment by reason of (A) such Management Member materially breaching any of his obligations under any employment agreement entered into pursuant to Section 13 hereof, (B) such Management Member failing or neglecting to perform the duties of his position with the Corporation or its direct or indirect subsidiaries, as applicable, (C) such Management Member developing or pursuing interests adverse to the Corporation or any of its direct and indirect subsidiaries or their affiliates, (D) such Management Member engaging in any act of dishonesty or fraud or committing a felony or any crime involving dishonesty or moral turpitude, or (E) any other material reason which would justify a reasonably prudent employer in terminating an employee's employment in similar circumstances.

                           (iv) Scheduled Retirement. Upon termination of such Management Member's employment as a result of the achievement of a retirement date agreed to between such Management Member and the Board of Directors of the direct or indirect subsidiary of the Corporation employing such Management Member (a "Scheduled Retirement").

                           (v) Five Years. The fifth anniversary of the Closing.

                  (b) Exercise. If a Management Member desires to exercise his Put Right, he shall give notice to the Corporation to such effect within 90 days of (i) the appointment of an executor or administrator to administer such Management Member's estate in the case of a Put Right arising pursuant to subsection (a)(i); (ii) the determination of such Management Member's Disability in the case of a Put Right arising pursuant to subsection (a)(ii); (iii) the date of termination in the case of a Put Right arising pursuant to subsections (a)(iii) and (iv); or (iv) the fifth anniversary of the Closing or the end of each fiscal year thereafter in the case of a Put Right arising pursuant to subsection (a)(v). The closing of the purchase by the Corporation of any Common Stock hereunder and/or the liquidation and termination of any vested SARs hereunder shall occur within 90 days from the date of such notice.

                  (c) Price. The price at which any Common Stock shall be purchased hereunder and/or at which any vested SARs shall be liquidated and terminated hereunder shall be the price set forth in Section 9(a) of this Agreement.

                  (d) Payment. The terms upon which payment shall be made with respect to the purchase of any Common Stock hereunder and/or liquidation and termination of any vested SARs hereunder is set forth in Section 9(b) of this Agreement.

         9.       Determination and Payment of Price.

                  (a) Price. The price for any shares of Common Stock purchased by the Corporation and/or vested SARs liquidated and terminated under
         Section 7 or 8 of this Agreement shall be equal to: (a) an amount equal to (i) EBITDA, in the case of purchases and liquidations prior to January 1, 1999, as of the twelve month period prior to the Closing (the "Pre-Closing EBITDA") and in the case of purchases and/or liquidations on or after January 1, 1999, as of the end of the fiscal year prior to the date of the event giving rise to such purchase or liquidation, multiplied by (ii) 5.0, minus (iii) the Funded Debt (as hereinafter defined) of the Corporation and its direct and indirect subsidiaries on a consolidated basis as set forth on the balance sheet as of the end of the month preceding the closing of the purchase and liquidation hereunder and the stated value of and accrued and unpaid dividends on the Series A Preferred Stock and the Series B Preferred Stock, minus (iv) $391.00 multiplied by the number of vested SARs to be liquidated; multiplied by (b) the percentage which the Common Stock and/or vested SARs to be purchased and/or liquidated bear to the total number of outstanding shares of Common Stock and vested SARs of the Corporation at the time of the purchase and liquidation (i.e., "G" as calculated in the formula set forth in Section 5(e)).

         As used herein, "Funded Debt" shall mean Debt (as hereinafter defined) which matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of the debtor, to a date more than one year from such date or arises under a revolving credit or similar agreement which obligates the lender or lenders to extend credit during a period of more than one year from such date, including, without limitation, all amounts of Funded Debt required to be paid or prepaid from the date of determination and including any notes issued under this Agreement and any obligations under this Agreement arising upon the exercise of a Redemption Right or a Put Right irrespective of the maturity thereof. As used herein, "Debt" shall mean, as applied to any person or entity at any time and without duplication, all indebtedness, obligations or other liabilities of such person or entity (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, (ii) under profit payment agreements or in respect of obligations to redeem, repurchase or exchange any securities of such person or entity or to pay dividends in respect of any stock (including any notes issued under this Agreement and any obligations under this Agreement arising upon the exercise of a Redemption Right or a Put Right), (iii) with respect to letters of credit issued for such person's or entity's account (to the extent not accounted for in clause
         (i) above), (iv) to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business, or (v) in respect of capital leases.

                  (b) Payment. Subject to the provisions of Section 10 of this Agreement, if the Corporation exercises its Redemption Right to purchase any Common Stock and/or liquidate any vested SARs under this Agreement prior to the fifth anniversary of the Closing, by reason of a voluntary resignation by a Management Member of his employment prior to Scheduled Retirement, a termination of a Management Member's employment for Cause, or the occurrence of any event described in Section 7(a)(iii) of this Agreement, the Corporation shall, upon the closing of the purchase and/or liquidation of a Management Member's Common Stock and/or vested SARs, as applicable, issue to such Management Member a note in the principal amount of the price determined under Section 9(a) hereof, payable 90 days after the fifth anniversary of the Closing. Such note shall not bear interest, shall be unsecured and shall be subordinated to all other indebtedness of the Corporation. Subject to the provisions of Section 10 of this Agreement, in the event of a purchase of any Common Stock and/or liquidation of any vested SARs under this Agreement under any circumstances and for any reason other than as set forth above, the price determined under Section 9(a) hereof shall be paid, in cash, on the closing of such purchase and/or liquidation.


         10. Restrictions on Payment. Notwithstanding any other provision of this Agreement, if the Corporation shall determine in good faith that: (a) it is prohibited by applicable law from making payment for any shares of Common Stock or vested SARs purchased or liquidated pursuant to this Agreement; or (b) KII Acquisition or Kleinert is prohibited from or restricted in paying a dividend to the Corporation under its then existing indebtedness and the Corporation is therefore not in a position to make full payment for any shares of Common Stock or vested SARs purchased or liquidated pursuant to this Agreement; (c) the Corporation is prohibited from or restricted in making full payment for any shares of Common Stock or vested SARs purchased or liquidated pursuant to this Agreement under its then existing indebtedness; or (d) the Corporation is prohibited from or restricted in making full payment for any shares of Common Stock or vested SARs purchased or liquidated pursuant to this Agreement under the terms of the Series A Preferred Stock or Series B Preferred Stock, then the Corporation will pay such portion of the price in cash as is not prohibited by any of clauses (a) through (d) above and shall issue a note for the remainder of the price to such Management Member to be payable when and to the extent the Corporation is not prohibited from doing so from time to time by reason of any of clauses (a) through (d) above. Such note shall bear simple interest at a rate of 10% per annum, shall be unsecured and shall be subordinated to all other indebtedness of the Corporation. If any note issued under Section 9(b) of this Agreement cannot be paid when due by reason of any of clauses (a) through (d), then such note shall remain outstanding after such date but shall bear interest and become payable pursuant to the terms of this Section 10.

         11. Sale of Corporation. If Parent approves a sale of its Common Stock to an independent third party or an affiliated group of third parties (whether by purchase, merger, consolidation or otherwise), Buyers will agree to sell their Common Stock to such third parties, with the allocation of proceeds from such sale as between Buyers and other holders of Common Stock to be determined pursuant to Section 12 of this Agreement.

         12. Liquidation. In the event of a sale of all or substantially all of the assets of the Corporation and its direct and indirect subsidiaries, on a consolidated basis, and the resulting liquidation of the Corporation or in the event of a sale of the Common Stock of the Corporation pursuant to Section 11 of this Agreement, Management Members holding Common Stock and/or vested SARs of the Corporation which have not been purchased and liquidated pursuant to Section 7 or 8 of this Agreement or divested pursuant to Section 5(d) of this Agreement shall receive in exchange for their Common Stock and/or SARs: (a) an amount equal to: (i) the net proceeds received from such sale, minus (ii) the liabilities of the Corporation and its direct and indirect subsidiaries on a consolidated basis, including any reserves for contingent liabilities, determined by the Board of Directors in good faith, and the stated value of and accrued and unpaid dividends on the Series A Preferred Stock and the Series B

Preferred Stock, minus (iii) $391.00 multiplied by the number of vested SARs to be liquidated; multiplied by (b) the percentage which the Common Stock and vested SARs then held by Management Members bear to the total number of outstanding shares of Common Stock and vested SARs of the Corporation at the time of the liquidation or sale (i.e., "G" as calculated in the formula set forth in Section 5(e)). Holders of Common Stock who are not Management Members shall receive the balance of the net proceeds received from such sale; provided, however, that in no event shall the application of this provision result in holders of Common Stock who are not Management Members receiving in exchange for their Common Stock an amount less than: (y) an amount equal to (i) the net proceeds received from such sale, minus (ii) the liabilities of the Corporation and its direct and indirect subsidiaries on a consolidated basis, including any reserves for contingent liabilities, determined by the Board of Directors in good faith, and the stated value of and accrued and unpaid dividends on the Series A Preferred Stock and the Series B Preferred Stock, plus (iii) $391.00 multiplied by the number of vested SARs to be liquidated; multiplied by (z) the percentage which the Common Stock then held by holders of Common Stock who are not Management Members bear to the total number of outstanding shares of Common Stock and vested SARs of the Corporation at the time of the liquidation or sale (i.e., "G" as calculated in the formula set forth in Section 5(e)).

         13. Employment Agreements. Each of Bradley C. Call, Julius E. Hodge, Lawrence R. Smith, John Barriatua, and Roland H. Marti hereby acknowledge that their respective Employment Agreements, each dated as of December 1, 1991, have expired by their terms and hereby agree that as of the Closing, each such Employment Agreement shall be deemed terminated without any liability whatsoever on the part of the Corporation or any of its direct or indirect subsidiaries. Arun Kumar and Louis A. Brown represent and warrant that they do not have written employment agreements with the Corporation or any of its direct or indirect subsidiaries and that any agreement, oral or written, respecting the terms of their employment shall be deemed terminated without any liability whatsoever on the part of the Corporation or any of its direct or indirect subsidiaries. Subsequent to but effective as of the Closing, each Management Member will enter into a five year employment agreement with the Corporation and/or the applicable direct or indirect subsidiary. Management Members' respective current compensation packages (as in effect on December 31, 1996), including salary, bonus and benefits, will be substantially retained in such employment agreements, except that: (a) effective upon the Closing, each Management Member will receive a five percent increase in his annual salary, except for Arun Kumar and Louis A. Brown who will receive no increase in annual salary, and except for Lawrence R. Smith who will receive a nine percent increase in annual salary; (b) each Management Member will have the ability to earn appropriate annual percentage increases in his base salary; (c) the employment agreements will provide for annual bonuses according to criteria to be determined, provided that such criteria will not result in substantially lower bonus opportunities at the same level of performance of KII Acquisition and/or the applicable subsidiaries than under the Management Incentive Plan as applicable to each Management Member, it being expressly acknowledged and agreed by Management Members that the Management Incentive Plan is hereby terminated; and (d) the existing deferred compensation plan as applicable to each Management Member, except for Louis A. Brown, will be continued under substantially the same terms as in effect prior to the Closing, it being acknowledged by Louis A. Brown that he has no current deferred compensation plan and that no rights with respect to any deferred compensation arise under or by virtue of this Agreement. Management Members hereby represent and warrant that they have included in their projections and budget provided to the Corporation and Mentmore the foregoing salary increases and bonuses as well as insurance premiums and other payments under the deferred compensation plan. Nothing contained in this Agreement shall give any Management Member any rights to employment or with respect to his employment or termination thereof except as shall be set forth in his respective employment agreement.

         14. Tax Allocation and Indemnity Agreement. Upon the Closing, Parent and the Corporation shall enter into a Tax Allocation and Indemnity Agreement. The parties hereto acknowledge that any distributions to Parent by the Corporation thereunder shall be permitted and shall not constitute dividends for any purposes.

         15. Board of Directors. Upon the Closing, the Board of Directors of the Corporation and each of its direct and indirect subsidiaries shall initially consist of Richard L. Kramer, William L. Remley and Bradley C. Call.

         16. Legend. The following legends shall be placed on the Common Stock to be issued under this Agreement:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE PROPOSED TRANSFER DOES NOT REQUIRE ANY SUCH REGISTRATION AND THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT.

         THE CORPORATION AND ITS SECURITYHOLDERS HAVE ENTERED INTO AN AGREEMENT DATED JULY 1, 1997 WHICH IMPOSES CERTAIN RESTRICTIONS ON THE RIGHT TO TRANSFER THE SECURITIES REPRESENTED BY THIS CERTIFICATE. NO TRANSFER
         OF THE SECURITIES REPRESENTED HEREBY SHALL BE EFFECTIVE EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT AND ANY PURCHASER OR OTHER TRANSFEREE OF SECURITIES OF THE CORPORATION IS BOUND BY THE AGREEMENT AND SHALL BE CONSIDERED A PARTY THERETO. THE CORPORATION WILL MAIL TO THE SECURITY HOLDER A COPY OF THE AGREEMENT WITHOUT CHARGE WITHIN TEN DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR.

         17.      Miscellaneous.


                  (a) Action by Management Members. Whenever any consent, waiver, agreement or other action of Management Members as a group is required or permitted hereunder, such action shall be effective if it is taken by Management Members holding at least a majority of the aggregate of the number of shares of Common Stock then owned by all Management Members and the number of SAR Credits granted to all Management Members and not terminated or divested pursuant to the terms of this Agreement.

                  (b) Expenses. Management Members, Parent and the Corporation shall each bear their own legal, accounting and other out-of-pocket expenses in connection with the transactions contemplated herein.

                  (c) Amendments. This Agreement may be amended or terminated only by a writing signed by the Corporation, Parent and the requisite number of Management Members set forth in Section 17(a) hereof, and any such amendment or termination shall be effective only to the extent specifically set forth in writing.

                  (d) Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements, including the Letter of Intent, and all contemporaneous oral agreements, relating to such matters. The parties hereto specifically acknowledge the termination of the Letter of Intent effective as of the date hereof.

                  (e) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

                  (f) Notices. Any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given when hand delivered or when mailed by certified mail, return receipt requested, or when sent by a commercially recognized overnight courier service or when sent by confirmed facsimile (with a copy sent by ordinary mail) to a party at his or its address set forth below or at such other address as may be designated by a party in writing,

         To the Corporation:

                  KII HOLDING CORP.
                  c/o Mentmore Holdings Corporation
                  1430 Broadway, 13th Floor
                  New York, New York 10018
                  Fax: (212) 391-1393
         with copies to:

                  Michael D. Schenker, Vice President and General Counsel c/o Mentmore Holdings Corporation
                  1430 Broadway, 13th Floor
                  New York, New York 10018
                  Fax: (212) 382-1559

                  and

                  Bruce L. Waterhouse, Jr., Esq.
                  Kelley, McCann & Livingstone
                  200 Public Square, 35th Floor
                  BP America Building
                  Cleveland, Ohio 44114-2302
                  Fax: (216) 241-3707

         To Parent:

                  GREYSTOKE CAPITAL MANAGEMENT LIMITED LDC
                  c/o Mentmore Holdings Corporation
                  1430 Broadway, 13th Floor
                  New York, New York 10018
                  Fax: (212) 391-1393

         with copies to:

                  Michael D. Schenker, Vice President and General Counsel c/o Mentmore Holdings Corporation
                  1430 Broadway, 13th Floor
                  New York, New York 10018
                  Fax: (212) 382-1559

                  and

                  Bruce L. Waterhouse, Jr., Esq.
                  Kelley, McCann & Livingstone
                  200 Public Square, 35th Floor
                  BP America Building
                  Cleveland, Ohio 44114-2302
                  Fax: (216) 241-3141

         To Management Members at their respective addresses as set forth on the signature pages hereof.

                  (g) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that a court of competent jurisdiction determines that any provision or portion of this Agreement is unreasonable, arbitrary, against public policy or otherwise unenforceable, such court shall enforce such provision to the extent the court determines reasonable or in accordance with public policy and to the maximum extent enforceable by law.

                  (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, executors, administrators, legal representatives and permitted successors and assigns.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.

                                                     KII HOLDING CORP.


                                                     By: /s/ William L. Remley
                                                     Its: Vice Chairman

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.


                                                  GREYSTOKE CAPITAL MANAGEMENT
                                                  LIMITED LDC


                                                  By: /s/ Richard L. Kramer
                                                  Its: Director

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.


                                                     /s/ Bradley C. Call
                                                     BRADLEY C. CALL
                                                     Address for notice:
                                                     4539 Valley Spring Drive
                                                     Westlake Village, CA 91362

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.



                                                     /s/ Julius E. Hodge
                                                     JULIUS E. HODGE
                                                     Address for notice:
                                                     934 Jeannette Avenue
                                                     Thousand Oaks, CA 91362

                  IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.



                                                     /s/ Lawrence R. Smith
                                                     LAWRENCE R. SMITH
                                                     Address for notice:
                                                     25919 Franklin Lane
                                                     Stevenson Ranch, CA 91381

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.



                                                     /s/ John Barriatua
                                                     JOHN BARRIATUA
                                                     Address for notice:
                                                     34672 Camino Capistrano
                                                     Capistrano, CA 92624

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.



                                                     /s/ Roland H. Marti
                                                     ROLAND H. MARTI
                                                     Address for notice:
                                                     1717 9th Street
                                                     Manhattan Beach, CA 90266

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.



                                                     /s/ Arun Kumar
                                                     ARUN KUMAR
                                                     Address for notice:
                                                     2126 S. Beverly Drive
                                                     Los Angeles, CA 90034-1066

         IN WITNESS WHEREOF, the undersigned has executed this Agreement among KII Holding Corp., Greystoke Capital Management Limited LDC and the Buyers listed herein or caused this Agreement to be executed as of the date first above written.



                                                     /s/ Louis Brown
                                                     LOUIS BROWN
                                                     Address for notice:
                                                     2931 San Juan Drive
                                                     Fullerton, CA 92835

                                SCHEDULE 1(a)
                                 COMMON STOCK

Name                          Shares of Common Stock             Purchase Price

Bradley C. Call                    995.0 shares                    $389,045.00
Julius E. Hodge                    318.4 shares                    $124,494.40
Lawrence R. Smith                  318.4 shares                    $124,494.40
Roland H. Marti                    119.4 shares                    $ 46,685.40
Arun Kumar                          79.6 shares                    $ 31,123.60
John Barriatua                     159.2 shares                    $ 62,247.20

                                SCHEDULE 2(g)
                                CAPITALIZATION

Class                              Authorized                         Issued

Common Stock                        20,000                            10,000

Series A Preferred Stock               400                                84

Series B Preferred Stock                75                                 0

Undesignated Preferred Stock            25                                 0

                                SCHEDULE 5(a)
                           PROMOTIONAL SAR CREDITS

Name                                                          SAR Credits

Bradley C. Call                                                142.00
Julius E. Hodge                                                 53.25
Lawrence R. Smith                                               53.25
Roland H. Marti                                                 17.75
Arun Kumar                                                      17.75
John Barriatua                                                   0.00
Louis Brown                                                     28.40

Held in reserve to be granted to future
  President of Bandy Machining
  International to be hired                                     42.60

                                SCHEDULE 5(b)
                            INCENTIVE SAR CREDITS


Name                                                          SAR Credits

Bradley C. Call                                                426.00
Julius E. Hodge                                                159.75
Lawrence R. Smith                                              159.75
Roland H. Marti                                                 53.25
Arun Kumar                                                      53.25
John Barriatua                                                   0.00
Louis Brown                                                     85.20

Held in reserve to be granted to
  future President of Bandy
  Machining International
  to be hired                                                  127.80